SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 26, 2005 (January 21, 2005)

Verso Technologies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22190	41-1484525

(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification
incorporation)		No.)

400 Galleria Parkway, Suite 300, Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 589-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-2.1 Asset Purchase Agreement
EX-2.2 Asset Purchase Agreement / NACT TELE, NACT LTD AND VERSO
EX-99.1 Assignment and Assumption Agreement (UK)
EX-99.2 Assignment and Assumption Agreement (US)
EX-99.3 Assignment and Assumption Agreement (Canada)
EX-99.4 Bill of Sale (UK)
EX-99.5 Bill of Sale (US)
EX-99.6 Bill of Sale (Canada)
EX-99.7 Secured Promissory Note
EX-99.8 Security Agreement
EX-99.9 Form of Copyright Assignment
EX-99.10 Form of Domain Name Assignment
EX-99.11 Form of Patent Assignment
EX-99.12 Form of Trademark Assignment
EX-99.13 Bill of Sale
EX-99.14 Copyright Assignment
EX-99.15 Trademark Assignment
EX-99.16 Patent Assignment
EX-99.17 License Agreement
EX-99.18 Reciprocal Reseller Agreement
EX-99.19 Master Service Agreement
EX-99.20 Instrument of Assignment, Agreement and Consent

     Item 1.01 Entry into a Material Definitive Agreement.

          On January 21, 2005, Verso Technologies, Inc., a Minnesota corporation (“Verso”), MCK Communications, Inc., a Nevada corporation and an indirect, wholly-owned subsidiary of Verso (“MCK-NV”), MCK Communications, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Verso (“MCK-DE”), MCK Telecommunications Inc., a company organized under the laws of the Yukon Territory and an indirect, wholly-owned subsidiary of Verso (“MCK-Canada”), and Digital Techniques, Inc., a Texas corporation and an indirect, wholly-owned subsidiary of Verso (“Digital” and together with Verso, MCK-NV, MCK-DE and MCK-Canada, the “MCK Sellers”) entered into that certain Asset Purchase Agreement (the “MCK Agreement”) with CITEL Technologies Limited (“CITEL U.K.”), MCK Canada Operations Inc. (“CITEL Canada”) and CITEL Technologies Inc. (“CITEL U.S.” and together with CITEL U.K and CITEL Canada, “CITEL”). The transactions contemplated by the MCK Agreement were consummated on January 21, 2005 pursuant to the terms and conditions thereof, a summary of which is set forth in Section 2.01 of this Current Report. In order to effect the transactions contemplated by the MCK Agreement and otherwise in connection therewith, on January 21, 2005 one or more of the MCK Sellers also entered into certain ancillary agreements which are listed as exhibits to this Current Report.

          On January 21, 2005, Verso, NACT Telecommunications, Inc., a direct, wholly-owned subsidiary of Verso (“NACT”), and NACT Limited, an indirect, wholly-owned subsidiary of Verso, entered into that certain Asset Purchase Agreement (the “NACT Agreement”) with NACT Acquisition, Inc. (“Acquisition, Inc.”), a special purpose entity created by Kinderhook Industries, LLC in conjunction with certain senior management members of NACT. The transactions contemplated by the NACT Agreement were consummated on January 21, 2005 pursuant to the terms and conditions thereof, a summary of which is set forth in Section 2.01 of this Current Report. In order to effect the transactions contemplated by the NACT Agreement and otherwise in connection therewith, on January 21, 2005 one or more of Verso, NACT and NACT Limited also entered into certain ancillary agreements contemplated by the NACT Agreement which are listed as exhibits to this Current Report.

     Item 2.01 Completion of Acquisition or Disposition of Assets.

          On January 21, 2005, pursuant to the MCK Agreement, the MCK Sellers sold to CITEL (the “MCK Disposition”) substantially all of the assets used by the MCK Sellers which allow (i) legacy digital business telephone handsets to be used in a voice network using public/private IP-based, circuit-switched, frame relay or wireless technology networks and (ii) products that enable call recording of legacy business telephone systems in non-packet environments (the “MCK Business”). In connection with the MCK Disposition, CITEL U.K. and CITEL U.S. issued to Verso a convertible secured promissory note in principal amount of $3.5 million (the “Note”), CITEL paid to Verso approximately $157,000 with respect to certain net receivables and CITEL assumed certain liabilities related to the operation of the MCK Business. The outstanding principal under the Note accrues interest at an annual rate of 6% and is payable along with all interest accrued thereon in fourteen (14)

monthly payments of $60,000 commencing on July 21, 2005 followed by sixteen (16) monthly payments of $75,000, with all remaining outstanding principal and interest under the Note payable on January 21, 2008. Under certain circumstances described in the Note, all or any portion of the principal outstanding under the Note may be converted at Verso’s option into shares of the capital stock of CITEL U.K. CITEL U.K.’s and CITEL U.S.’ obligations under the Note are secured by a security interest in certain assets sold to CITEL.

          On January 21, 2005, pursuant to the NACT Agreement, NACT sold to Acquisition, Inc. (the “NACT Disposition”) substantially all of the assets used by NACT in its business of providing software and hardware for switching, billing, provisioning and management solutions for the telecommunications and related industries in exchange for a purchase price of $4.0 million and the assumption of certain liabilities relating to such assets. In connection with NACT Disposition, certain senior management members of NACT became senior management members of Acquisition, Inc. The nature and amount of consideration received by Verso for the NACT Disposition was a result of arms-length negotiations between Verso and Kinderhook Industries, LLC.

                    During the nine months ended September 30, 2004, the combined operating results of the MCK Business and the NACT Business represented approximately 37% of Verso’s consolidated revenues, 24% of Verso’s consolidated operating losses and 23% of Verso’s consolidated net loss.

     Item 9.01 Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired. None.

     (b) Pro Forma Financial Information.

                    Included in this Current Report (see Index to Financial Statements) are the following unaudited pro forma condensed consolidated financial statements, together with the notes thereto:

(i)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2004;

(ii)	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2004; and

(iii)	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2003.

     The Unaudited Pro Forma Condensed Balance Sheet presents the financial position of Verso at September 30, 2004, giving effect to the MCK Disposition and the NACT Disposition as if they had each occurred on such date. The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2004 and for the year ended December 31, 2003 give effect to the MCK Disposition and the NACT Disposition as if they had each occurred at the beginning of each such period. The pro forma data does not purport to be

2

indicative of the results which would actually have been reported if such dispositions had occurred on such dates or which may be reported in the future. The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the historical consolidated financial statements of Verso and the related notes thereto.

     (c) Exhibits.

     The exhibits required to be filed with this Current Report are set forth on the Exhibit Index attached hereto.

3

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSO TECHNOLOGIES, INC.
By:	/s/ Juliet M. Reising
Juliet M. Reising, Chief Financial Officer
and Executive Vice President

Dated: January 26, 2005

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EXHIBIT INDEX

2.1	Asset Purchase Agreement with respect to the MCK Disposition. (The schedules to the Asset Purchase Agreement have been omitted from this Current Report pursuant to Item 601(b)(2) of Regulation S-K, and Verso agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request.)

2.2	Asset Purchase Agreement with respect to the NACT Disposition. (The schedules to the Asset Purchase Agreement have been omitted from this Current Report pursuant to Item 601(b)(2) of Regulation S-K, and Verso agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request.)

Ancillary Documents Regarding MCK Disposition:

99.1	Assignment and Assumption Agreement entered into in connection with the MCK Disposition with respect to U.K. assets.

99.2	Assignment and Assumption Agreement entered into in connection with the MCK Disposition with respect to U.S. assets.

99.3	Assignment and Assumption Agreement entered into in connection with the MCK Disposition with respect to Canadian assets.

99.4	Bill of Sale entered into in connection with the MCK Disposition with respect to U.K assets.

99.5	Bill of Sale entered into in connection with the MCK Disposition with respect to U.S. assets.

99.6	Bill of Sale entered into in connection with the MCK Disposition with respect to Canadian assets.

99.7	Secured Convertible Promissory Note issued to Verso in connection with the MCK Disposition.

99.8	Security Agreement entered into in connection with the MCK Disposition.

99.9	Copyright Assignment Agreement entered into in connection with the MCK Disposition.

99.10	Domain Name Assignment Agreement entered into in connection with the MCK Disposition.

99.11	Patent Assignment Agreement entered into in connection with the MCK Disposition.

99.12	Trademark Assignment Agreement entered into in connection with the MCK Disposition.

Ancillary Documents Regarding NACT Disposition:

99.13	Bill of Sale entered into in connection with the NACT Disposition.

99.14	Copyright Assignment Agreement entered into in connection with the NACT Disposition.

99.15	Trademark Assignment Agreement entered into in connection with the NACT Disposition.

99.16	Patent Assignment Agreement entered into in connection with the NACT Disposition.

99.17	License Agreement entered into in connection with the NACT Disposition.

99.18	Reciprocal Reseller Agreement entered into in connection with the NACT Disposition.

99.19	Call Center Services Agreement entered into in connection with the NACT Disposition.

99.20	Instrument of Assignment, Agreement and Consent entered into in connection with the NACT Disposition.

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INDEX TO FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Consolidated Financial Statements:

Introduction	F-2

Unaudited Pro Forma Condensed Consolidated Balance Sheet at September 30, 2004	F-3

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2004	F-4

Unaudited Pro forma Condensed Consolidated Statement of Operations for the year ended December 31, 2003	F-5

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information	F-6

Introduction

     The following unaudited pro forma condensed consolidated financial statements give effect to the sale by:

(i)	Verso Technologies, Inc. (“Verso”), MCK Communications, Inc., a Nevada corporation and an indirect, wholly-owned subsidiary of Verso (“MCK-NV”), MCK Communications, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Verso (“MCK-DE”), MCK Telecommunications Inc., a company organized under the laws of the Yukon Territory and an indirect, wholly-owned subsidiary of Verso (“MCK-Canada”), and Digital Techniques, Inc., a Texas corporation and an indirect, wholly-owned subsidiary of Verso (“Digital” and together with Verso, MCK-NV, MCK-DE and MCK-Canada, the “MCK Sellers”), to CITEL Technologies Limited, MCK Canada Operations Inc. and CITEL Technologies Inc. (collectively, “CITEL”) of the assets of the MCK Sellers which allow (a) legacy digital business telephone handsets to be used in a voice network using public/private IP-based, circuit-switched, frame relay or wireless technology networks and (b) products that enable call recording of legacy business telephone systems in non-packet environments (the “MCK Business”); and

(ii)	NACT Telecommunications, Inc. (“NACT”) to NACT Acquisition, Inc. (“Acquisition, Inc.”) of substantially all of the assets used by NACT in its business of providing software and hardware for switching, billing, provisioning and management solutions for the telecommunications and related industries (the “NACT Business”).

     The unaudited pro forma condensed consolidated balance sheet presents the financial position of Verso at September 30, 2004 giving effect to the dispositions as if they had occurred on such date. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2004 and for the year ended December 31, 2003 give effect to the dispositions as if they had occurred at the beginning of each such period.

     Verso’s historical consolidated balance sheet has been reclassified to reflect assets and liabilities of discontinued operations. The MCK Business and NACT Business have been reclassified as discontinued operations in Verso’s historical financial statements for the nine months ended September 30, 2004 and for the year ended December 31, 2003.

     The unaudited pro forma financial information is presented for information purposes only and it is not necessarily indicative of the financial position and results of operations that would have been achieved had the dispositions been completed as of the dates indicated and is not necessarily indicative of Verso’s future financial position or results of operations.

     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of Verso, including the related notes thereto.

VERSO TECHNOLOGIES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2004
(Unaudited)
(in thousands except share data)

						Pro Forma
		MCK		NACT		without
	Historical (a)	Pro Forma		Pro Forma		MCK and
	September 30, 2004	Adjustments		Adjustments		NACT
ASSETS:
Current assets:
Cash and cash equivalents	$10,865	$813	(c)	$4,000	(d)	$15,678
Accounts receivable, net	7,834	(1,538)	(b)	(2,666)	(b)	3,630
Inventory	8,914	(321)	(b)	(2,726)	(b)	5,867
Other current assets	1,487	(117)	(b)	(596)	(b)	774
Assets of discontinued operations	—	7,854	(b)	17,994	(b)	—
		(7,854)	(c)	(17,994)	(d)

Total current assets	29,100	(1,163)		(1,988)		25,949
Furniture and equipment, net	5,365	(164)	(b)	(1,008)	(b)	4,193
Investment	554	—		—		554
Notes receivable	—	3,500	(c)	—		3,500
Other intangibles, net	5,660	(2,400)	(b)	(828)	(b)	2,432
Goodwill	15,998	(3,314)	(b)	(10,170)	(b)	2,514

Total assets	$56,677	$(3,541)		$(13,994)		$39,142

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Current liabilities:
Accounts payable	$2,521	$(581)	(b)	$(224)	(b)	$1,716
Accrued compensation	1,956	(21)	(b)	(553)	(b)	1,382
Accrued expenses	3,022	(181)	(b)	(191)	(b)	2,650
Current portion of accrued costs of MCK acquisition	434					434
Current portion of liabilities of discontinued operations	759	1,091	(b)	2,434	(b)	2,684
		(440)	(c)	(2,434)	(d)
		774	(c)	500	(d)
Unearned revenue and customer deposits	5,287	(308)	(b)	(1,466)	(b)	3,513

Total current liabilities	13,979	334		(1,934)		12,379
Liabilities of discontinued operations, net of current portion	744	—		—		744
Other long-term liabilities	1,262	—		—		1,262
Notes payable, net of current portion	2,696					2,696
Convertible subordinated debentures	4,185	—		—		4,185

Total liabilities	22,866	334		(1,934)		21,266

Shareholders’ equity:
Common stock	1,331	—		—		1,331
Additional paid-in capital	322,926	—		—		322,926
Stock payable	94					94
Accumulated deficit	(290,482)	(3,875)	(c)	(12,060)	(d)	(306,417)
Deferred compensation	(97)	—		—		(97)
Accumulated other comprehensive loss - foreign currency translation	39	—		—		39

Total shareholders’ equity	33,811	(3,875)		(12,060)		17,876

Total liabilities and shareholders’ equity	$56,677	$(3,541)		$(13,994)		$39,142

See accompanying notes to the Pro Forma Condensed Consolidated Financial Statements.

VERSO TECHNOLOGIES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2004
(Unaudited)
(in thousands, except share data)

						Pro Forma
	Historical (e)	MCK		NACT		Consolidated Verso
	Nine months ended	Pro Forma		Pro Forma		without MCK
	September 30, 2004	Adjustments		Adjustments		and NACT
Revenue	$39,143	$(5,727)	(f)	$(8,720)	(g)	$24,696

Cost of revenue	21,004	(3,055)	(f)	(5,149)	(g)	12,800

Gross profit	18,139	(2,672)		(3,571)		11,896

Operating expenses:

General and administrative	11,266	(627)	(f)	(1,536)	(g)	9,103
Sales and marketing	10,287	(1,431)	(f)	(1,906)	(g)	6,950
Research and development	8,919	(873)	(f)	(2,905)	(g)	5,141
Depreciation and amortization of property and equipment	2,420	(154)	(f)	(600)	(g)	1,666
Amortization of intangibles	405	(225)	(f)	—		180
Amortization of deferred compensation	346	—		—		346
Reorganization costs	1,154	—		—		1,154

Total operating expenses	34,797	(3,310)		(6,947)		24,540

Operating loss	(16,658)	638		3,376		(12,644)

Other income (expense)	224	(27)	(f)	—		197

Equity in loss of investment	(119)	—		—		(119)

Interest expense, net	(785)	1	(f)	(4)	(g)	(788)

Loss before income taxes	(17,338)	612		3,372		(13,354)

Income taxes	—	—		—		—

Net loss	$(17,338)	$612		$3,372		$(13,354)

Net loss per common share - basic and diluted:	$(0.13)					$(0.10)

Weighted average shares outstanding - basic and diluted	130,994,763					130,994,763

See accompanying notes to the Pro Forma Condensed Consolidated Financial Statements.

VERSO TECHNOLOGIES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003
(Unaudited)
(in thousands, except share data)

						Pro Forma
	Historical (e)	MCK		NACT		Consolidated Verso
	Year ended	Pro Forma		Pro Forma		without MCK
	December 31, 2003	Adjustments		Adjustments		and NACT
Revenue	$59,498	$(2,678)	(f)	$(18,681)	(g)	$38,139

Cost of revenue	26,724	(1,208)	(f)	(8,715)	(g)	16,801

Gross profit	32,774	(1,470)		(9,966)		21,338

Operating expenses:

General and administrative	14,340	(317)	(f)	(4,396)	(g)	9,627
Sales and marketing	9,642	(643)	(f)	(2,329)	(g)	6,670
Research and development	9,630	(439)	(f)	(4,347)	(g)	4,844
Depreciation and amortization of property and equipment	2,900	(101)	(f)	(871)	(g)	1,928
Amortization of intangibles	1,317	(300)	(f)	(610)	(g)	407
Amortization of deferred compensation	780	—		—		780
Write-down of goodwill	10,930	—		—		10,930
Reorganization costs	425	—		(266)	(g)	159

Total operating expenses	49,964	(1,800)		(12,819)		35,345

Operating loss from operations	(17,190)	330		2,853		(14,007)

Other income (expense)	338	—		(24)		314

Equity in loss of investment	73	—		—		73

Interest expense, net	(1,508)	(13)	(f)	(4)	(g)	(1,525)

Loss before income taxes	(18,287)	317		2,825		(15,145)

Income taxes	—	—		—		—

Net loss	$(18,287)	$317		$2,825		$(15,145)

Net loss per common share - basic and diluted:	$(0.18)					$(0.15)

Weighted average shares outstanding - basic and diluted	99,134,790					99,134,790

See accompanying notes to the Pro Forma Condensed Consolidated Financial Statements.

Notes to Pro Forma Consolidated Financial Information

(a)	Reflects the historical financial position of Verso at September 30, 2004.

(b)	Reflects the reclassification of the assets and liabilities of the MCK Business and the NACT Business to assets of discontinued operations and liabilities of discontinued operations.

(c)	Reflects the results of the sale of the assets and liabilities of the MCK Business to CITEL summarized as follows (in thousands):

Cash proceeds received at closing	$813

Notes receivable at closing	3,500

Less estimated transaction costs (including severance costs of approximately $274)	(774)

Net consideration	3,539

Assets of discontinued operations	(7,854)

Liabilities of discontinued operations	440

Loss on sale	$3,875

The pro forma condensed consolidated balance sheet reflects an adjustment to retained earnings for the loss on sale calculated above. The cash proceeds and loss on sale calculated above are based on balances as of September 30, 2004 and will be different upon calculation using final actual balances. The actual loss on sale is estimated to be in the range of $3.5 million to $3.75 million.

(d)	Reflects the results of the sale of the assets and liabilities of the NACT Business to Acquisition, Inc. summarized as follows (in thousands):

Cash proceeds received at closing	$4,000

Liabilities assumed	2,434

Less estimated transaction costs	(500)

Net consideration	5,934

Assets of discontinued operations	(17,994)

Loss on sale	$12,060

The pro forma condensed consolidated balance sheet reflects an adjustment to retained earnings for the loss on sale calculated above. The loss on sale calculated above is based on balances as of September 30, 2004 and will be different upon calculation using final actual balances. The actual loss on sale is estimated to be in the range of $11.5 million to $11.75 million.

(e)	Reflects the historical operations of Verso for the periods shown.

(f)	Reflects the historical operations of the MCK Sellers, excluding Verso, for the periods shown.

(g)	Reflects the historical operations of NACT for the periods shown.